UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


         Date of Report (Date of earliest event reported)
          May 29, 1998        (May 27, 1998)


                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


     Maryland                                     43-179877
(State or other     (Commission(I.R.S.   Employer jurisdiction of
Incorporation)           File Number)        Identification No.)


     One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri       64105
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (816) 472-170



_________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued a press release May 27, 1998, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein by reference, announcing the Disclosure of Letters of Intent with Operators/Developers.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following Exhibits are filed with this report:

Exhibit No.         Description

     99             Press Release, issued May 27, 1998.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              ENTERTAINMENT PROPERTIES TRUST

                              By:  /s/ R. Scott Christian
                              R. Scott Christian, Treasurer


Date:     May 29, 1998